Summary Financial Information for National Cinemedia (Detail) - NCM - USD ($) $ in Thousands	9 Months Ended	12 Months Ended
	Oct. 01, 2015	Dec. 31, 2014	Dec. 26, 2013
Schedule of Equity Method Investments [Line Items]
Revenues	$ 310,061	$ 393,994	$ 462,815
Operating income	40,442	159,624	202,019
Net income	38,519	96,309	$ 162,870
Total assets	700,326	681,107
Total liabilities	$ 1,030,243	$ 998,529